Exhibit 10.4

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into as of May 9, 2008 by and among Commonwealth Edison Company, an Illinois corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of October 3, 2007 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) Section 2.16.1 of the Credit Agreement is hereby amended by inserting the words “and direct pay” immediately after the word “standby” appearing in the third line of such Section.

(b) Section 5.02(a) of the Credit Agreement is hereby amended by restating clause (xxiii) and adding the following new clause (xxiv) as follows:

(xxiii) Liens created pursuant to the Pledge Agreement, the Control Agreements and this Agreement and other Liens on tax-exempt bonds pledged by the Borrower in connection with a failed remarketing of such bonds; and

(xxiv) Liens, other than those described in clauses (i) through (xxiii) of this Section 5.02(a), granted by the Borrower in the ordinary course of business securing Debt; provided that the aggregate amount of all Debt secured by Liens permitted by this clause (xxiv) shall not exceed in the aggregate at any one time outstanding $50,000,000.

(c) To facilitate the issuance of Facility LCs that are direct pay letters of credit, the Credit Agreement is hereby supplemented by the Supplement to Credit Agreement (the “Supplement”) attached hereto as Exhibit A, which shall govern the issuance, conditions and other related provisions in connection with such Facility LCs as set forth in the Supplement. The Supplement shall be deemed incorporated into and made a part of the Credit Agreement for all purposes.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.

(c) This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(d) Each of the representations and warranties contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof.

(e) No Unmatured Event of Default or Event of Default has occurred and is continuing.

3. Effective Date. This Amendment shall become effective (the “Effective Date”) upon satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower and the Majority Lenders or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each such party hereto has signed a counterpart of this Amendment.

(b) The representations and warranties set forth in Section 2 hereof are true and correct.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

(c) For the avoidance of doubt and without limiting the generality of the terms and provisions of the Supplement, each “Bond LC”, “Tender Advance”, “Bond LC Obligation” and “Event of Default” under the Supplement shall be deemed to be a “Facility LC”, “Advance”, “LC Obligation” and “Event of Default”, respectively, under the Credit Agreement.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 8.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Credit Agreement as of the date first above written.

COMMONWEALTH EDISON COMPANY

By:	/s/ Robert K. McDonald
Name:	Robert K. McDonald
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1

JPMORGAN CHASE BANK, N.A., as a Lender and Administrative Agent

By:	/s/ Michael DeForge
Name:	Michael DeForge
Title:	Executive Director

Signature Page to Amendment No. 1

BARCLAYS BANK PLC, as a Lender

By:	/s/ Gary B. Wenslow
Name:	Gary B. Wenslow
Title:	Associate Director

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Patrick N. Martin
Name:	Patrick N. Martin
Title:	Vice President

Signature Page to Amendment No. 1

CITIBANK, N.A., as a Lender

By:	/s/ Amit Vasani
Name:	Amit Vasani
Title:	Vice President

Signature Page to Amendment No. 1

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

By:	/s/ Heidi Sanquist
Name:	Heidi Sanquist
Title:	Vice President

Signature Page to Amendment No. 1

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Emily Freedman
Name:	Emily Freedman
Title:	Vice President

Signature Page to Amendment No. 1

BNP PARIBAS, as a Lender

By:	/s/ Denis O’Meara
Name:	Denis O’Meara
Title:	Managing Director

By:	/s/ Andrew Platt
Name:	Andrew Platt
Title:	Managing Director

Signature Page to Amendment No. 1

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bianka Mohan
Name:	Bianka Mohan
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

Signature Page to Amendment No. 1

GOLDMAN SACHS CREDIT PARTNERS, as a Lender

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

Signature Page to Amendment No. 1

LEHMAN BROTHERS BANK, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

Signature Page to Amendment No. 1

MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Signature Page to Amendment No. 1

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director, Banking Products Services, U.S.

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director, Banking Products Services, U.S.

Signature Page to Amendment No. 1

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Frederick W. Price
Name:	Frederick W. Price
Title:	Managing Director

Signature Page to Amendment No. 1

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Vice President

Signature Page to Amendment No. 1

THE BANK OF NEW YORK, as a Lender

By:	/s/ John N. Watt
Name:	John N. Watt
Title:	Vice President

Signature Page to Amendment No. 1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Chi-Cheng Chen
Name:	Chi-Cheng Chen
Title:	Authorized Signatory

Signature Page to Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Barry P. Litwin
Name:	Barry P. Litwin
Title:	Senior Vice President

Signature Page to Amendment No. 1

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Karen Dahl
Name:	Karen Dahl
Title:	Senior Vice President

Signature Page to Amendment No. 1

EXHIBIT A TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

SUPPLEMENT TO CREDIT AGREEMENT

ARTICLE I

AMOUNT AND TERMS OF THE BOND LCs

Subject to the terms and conditions of the Credit Agreement (including this Supplement), the provisions of the Credit Agreement regarding the issuance of Facility LCs that are Bond LCs shall be supplemented by this Supplement. To the extent not inconsistent herewith, all of the provisions of the Credit Agreement relating to the issuance, modification and reimbursement of Facility LCs shall remain in full force and effect. Capitalized terms used in this Supplement shall have the meanings ascribed thereto in Article VII hereof.

SECTION 1.1 Bond LCs.

SECTION 1.1.1 Bond LCs shall not be issued in respect of any obligation other than the Bonds.

SECTION 1.1.2 Subject to Section 1.1.1, the Borrower shall give the applicable LC Issuer notice prior to 11:00 A.M., New York City time, at least 10 Business Days (or such lesser time as the applicable LC Issuer may agree) prior to the proposed Date of Issuance or Modification of each Bond LC, specifying the name of the Trustee as beneficiary, the series of Bonds to be supported by such Bond LC, the proposed date of issuance (or Modification) and the expiry date of such Bond LC and describing the proposed terms of such Bond LC. Such notice shall also be accompanied by drafts of the proposed Official Statement and the other Operative Documents relating to the series of Bonds to be supported by such Bond LC.

SECTION 1.1.3 Upon the satisfaction of the conditions precedent set forth in Section 2.1, on the applicable Date of Issuance, the applicable LC Issuer hereunder will issue to the Trustee one or more Bond LCs (substantially in the form of Exhibit A hereto) to support the related series of Bonds. The initial face amount may be from time to time reduced and/or reinstated in accordance with the terms of the applicable Bond LC. The Lenders will use only their own funds in honoring a drawing on the Bond LCs. The Borrower irrevocably and unconditionally instructs the applicable LC Issuer to reduce or reinstate a Bond LC in accordance with its terms or in the event the Trustee elects to reduce the stated amount of any Bond LC in connection with a redemption of Bonds or otherwise.

SECTION 1.1.4 Bond LC Fees. The Borrower hereby agrees to pay the fees specified in the applicable Bond LC Fee Letter, to the applicable LC Issuer, at the times and in the amounts set forth therein.

SECTION 1.1.5 Reserved.

SECTION 1.1.6 Tender Advances.

(a) If any LC Issuer shall make any payments under a Bond LC pursuant to a Tender Draft to pay the purchase price of Bonds being purchased upon a tender thereof, and the conditions set forth in Section 2.2 shall have been fulfilled, such payments shall automatically be deemed to constitute and shall be an advance made by such LC Issuer to the Borrower on the date and in the amount of such payment, each such advance being a “Tender Advance” and collectively the “Tender Advances”; provided, that if such conditions are not satisfied the payments made by such LC Issuer shall immediately become due and payable.

(b) Subject to Sections 1.1.9 and 5.2, the principal amount of each Tender Advance, together with all accrued and unpaid interest thereon, shall be due and payable on the earlier of (i) the date that is thirty (30) days after the making of such Tender Advance (or if such date is not a Business Day, the next succeeding Business Day) and (ii) the applicable Bond LC Expiration Date.

(c) Upon each Tender Draft there shall be delivered to the Trustee, as agent for the Administrative Agent, registered in the name of the Borrower but with the Administrative Agent registered as pledgee, in duly transferable form, the Bonds purchased with the proceeds of such Tender Draft, i.e. the Pledged Bonds (or in the alternative, as provided in the Pledge Agreement for certificated Bonds held by The Depository Trust Company or its nominee or a similar securities depository, the Trustee shall cause its records in its capacity as a “DTC participant” or similar capacity with respect to another depository, to reflect beneficial ownership of the Pledged Bonds by the Borrower subject to the lien and security interest of the Administrative Agent). As security for the payment of each Tender Advance under this Agreement, the Borrower is pledging to the Administrative Agent pursuant to the Pledge Agreement, and granting to the Administrative Agent, for the benefit of the Administrative Agent, the LC Issuers and the Lenders, a security interest in, all of its right, title and interest in and to all Pledged Bonds arising in connection with a Tender Draft.

(d) Upon payment to the Administrative Agent or the applicable LC Issuer of any Tender Advance (together with all accrued interest thereon), other than payment from the proceeds of a remarketing of the Bonds with respect to which such Tender Advance was made pursuant to the applicable Indenture, and provided that the Administrative Agent shall not have notified the Trustee and the Remarketing Agent that an Event of Default has occurred and is continuing, the Administrative Agent (or the Trustee (as custodian for the Administrative Agent) at the direction of the Administrative Agent) shall release from the pledge and security interest created hereby the Pledged Bonds purchased with the proceeds of such Tender Advance. The Administrative Agent shall have no obligation to release any such Pledged Bonds pursuant to this subsection (d) unless the entire Tender Advance incurred to buy such Pledged Bonds, together with accrued interest thereon, has been paid, and the related Bond LC shall have been returned to the applicable LC Issuer for cancellation. Such Pledged Bonds shall be delivered to the Borrower or its designee on payment as aforesaid.

(e) In the event Pledged Bonds are remarketed pursuant to the applicable Indenture, and provided that the Administrative Agent shall not have notified the Trustee and Remarketing Agent in writing that an Event of Default has occurred and is continuing, the Administrative Agent (or the Trustee (as custodian for the Administrative Agent) at the direction of the Administrative Agent) shall also release from the pledge and security interest evidenced by the Pledge Agreement a principal amount of Pledged Bonds equal to the principal amount of Bonds so remarketed. The Pledged Bonds shall be released (i) upon notice from the Remarketing Agent

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to the Administrative Agent one Business Day prior to such release (or such shorter period of time as may be agreed to by the parties) specifying the principal amount of Bonds purchased by and to be delivered to such purchaser, and (ii) upon receipt by the Trustee or Remarketing Agent, as applicable, for the account of the Administrative Agent or LC Issuer, as applicable, as provided for in the related Indenture, of remarketing proceeds with respect to such remarketed Pledged Bonds in an amount not less than the principal amount of the Pledged Bonds, plus accrued interest thereon to the date of remarketing.

(f) Any interest or any principal received by the Administrative Agent or the applicable LC Issuer in respect of Pledged Bonds shall be credited against the Bond LC Reimbursement Obligations and applied first to interest due; except that during the continuance of an Event of Default, the Administrative Agent may apply such interest or principal to any Bond LC Reimbursement Obligations as it may in its discretion elect.

SECTION 1.1.7 Notice to Trustee.

At any time that Bonds are held under the Pledge Agreement, the Administrative Agent, at the request of the Trustee, shall notify such Trustee of the rate of interest applicable to, and interest payment dates for, outstanding Tender Advances relating to such Pledged Bonds.

SECTION 1.1.8 Reserved.

SECTION 1.1.9 Reinstatement of Bond LC Amounts.

Prior to or simultaneously with the remarketing or redemption of Bonds acquired by any Trustee with the proceeds of one or more draws under the Bond LCs related to such Bonds by one or more Tender Drafts, or if any Pledged Bonds shall be determined to be invalid, the Borrower shall prepay or cause the Trustee on behalf of the Borrower to prepay the then outstanding Tender Advances resulting from such draw or draws (in the order in which they were made) and accrued interest thereon, if any, by paying (or causing to be paid) to the Administrative Agent (if such prepayment is being made by the Borrower), for the account of the Lenders in proportion to their respective Pro Rata Shares, or to the applicable LC Issuer (if such prepayment is being made by any Trustee), for the account of the Lenders in proportion to their respective Pro Rata Shares, an amount equal to the sum of (i) the aggregate principal amount of the Bonds being resold or to be resold or being redeemed or that have been determined to be invalid, plus (ii) accrued interest thereon, for application to the prepayment of such Tender Advances. With respect to payments of Tender Advances made by any Trustee to any LC Issuer, such payments, when such LC Issuer shall also have received certificates completed and signed by the Trustee in substantially the form provided in the applicable Bond LC, shall be applied by the Administrative Agent in reimbursement of such drawings (and as prepayment of Tender Advances resulting from such drawings in the manner described above). Each of the Borrower and the Lenders irrevocably authorizes the LC Issuers to rely on such certificate and to reinstate the applicable Bond LCs in accordance therewith, and otherwise to reinstate the applicable Bond LCs at the times and in the manner specified therein.

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ARTICLE II

CONDITIONS OF BOND LC ISSUANCE AND TENDER ADVANCES

SECTION 2.1 Conditions to Issuance of Bond LCs. The obligations of any LC Issuer to issue any Bond LC in respect of any series of Bonds shall be subject to the conditions precedent that on or before the Date of Issuance for such Bond LC, the Administrative Agent shall have received all of the following each dated a date reasonably satisfactory to the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent:

(a) a certificate signed by either the chief financial officer, principal accounting officer or treasurer of the Borrower stating that (i) the representations and warranties contained in Section 4.01 of the Credit Agreement (to the extent applicable and excluding those set forth in Section 4.01(e)(ii) of the Credit Agreement and the first sentence of Section 4.01(f) of the Credit Agreement) and Section 3.1 are correct on and as of the Date of Issuance as though made on and as of such date, (ii) no event has occurred and is continuing, or would result from the issuance of such Bond LC, that constitutes an Unmatured Event of Default or an Event of Default and (iii) the representations and warranties of the Borrower contained in the Operative Documents relating to such series of Bonds to which it is a party are correct in all material respects on and as of the Date of Issuance as though made on and as of such date;

(b) executed copies (or duplicates thereof) of each of the Operative Documents relating to such series of Bonds and the final copy of the Official Statement, together with any supplements thereto, for such series of Bonds together with a copy of each opinion, certificate and other document or instrument (in the case of each opinion, addressed to the Administrative Agent either directly or through a reliance letter), including rating letters indicating that the ratings of such series of Bonds have been rated at least the ratings of the applicable LC Issuer, required to be delivered pursuant to the applicable Indenture in connection with the issuance of such series of Bonds;

(c) evidence that the First Mortgage Bond relating to such series of Bonds has been authenticated and issued to the Trustee for such series of Bonds shall be in the aggregate principal amount not less than the principal amount of such series of Bonds being issued;

(d) a certificate of a duly authorized officer of the Borrower certifying that attached thereto is (i) a true, correct and complete copy of the Mortgage, dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture, dated August 1, 1944, from the Borrower to the Mortgage Trustees, omitting copies of supplemental indentures that provide for the issuance of Debt, (ii) a listing of the supplemental indentures currently in effect and confirming that such supplemental indentures are the only supplemental indentures or other instruments in effect that have amended or supplemented the original Mortgage and (iii) a complete and correct copy of the Supplemental Indenture related to the series of Bonds being issued;

(e) evidence that all conditions precedent to the issuance of such series of Bonds shall have occurred;

(f) the Borrower shall have executed and delivered a Bond LC Fee Letter in favor of the applicable LC Issuer (if requested by the applicable LC Issuer) and paid any fees and disbursements payable to the Administrative Agent and the Lenders pursuant to this Supplement or the Credit Agreement on or prior to the Date of Issuance;

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(g) such other approvals, opinions or documents in connection with such series of Bonds as any Lender may reasonably request in connection with this Agreement or any Operative Document;

(h) a certificate of the Trustee for such series of Bonds as to the principal amount of such series of Bonds outstanding in respect of which it is acting as Trustee; and

(i) a certificate of an authorized officer of the Trustee for such series of Bonds certifying the names, true signatures and incumbency of the officers of such Trustee authorized to make drawings under the Bond LC issued in favor of such Trustee and as to such other matters as the Administrative Agent may reasonably request.

The Borrower shall be deemed to have represented and warranted, on each applicable Date of Issuance, that the certifications contained in Section 2.1(a) are accurate.

SECTION 2.2 Conditions Precedent to Each Tender Advance or Modification. The obligation of each Lender or LC Issuer to make any Tender Advance and of each LC Issuer to issue or modify any Bond LC shall be subject to the conditions precedent that on the date of such Credit Extension, the following statements shall be true (and (x) on the date of each payment by any LC Issuer under a Bond LC pursuant to a Tender Draft, and on the date of making any Tender Advance and (y) the request by the Borrower for the issuance or Modification of a Bond LC shall constitute a representation and warranty by the Borrower that on the date of the making of such Tender Advances or the issuance or Modification of such Bond LC (as applicable) such statements are true):

(a) The representations and warranties of the Borrower contained in Section 3.1 are correct on and as of the date of such Credit Extension, before and after giving effect to such Credit Extension and, in the case of the making of Tender Advances, the application of the proceeds therefrom, as though made on and as of such date;

(b) The representations and warranties of the Borrower contained in the Operative Documents for the related series of Bonds are correct on and as of the date of such Tender Advance or Modification (as the case may be), before and after giving effect to such Tender Advance or Modification (as the case may be) and as it relates to such Tender Advance, to the application of the proceeds therefrom, as though made on and as of such date, except for changes that would not materially adversely affect the ability of the Borrower to meet its obligations hereunder and under the Pledge Agreement; and

(c) The conditions set forth in Section 3.02 of the Credit Agreement are satisfied.

ARTICLE III

BOND LC REPRESENTATIONS AND WARRANTIES

SECTION 3.1 In addition to the representations and warranties contained in Section 4.01 of the Credit Agreement, the Borrower represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of the Operative Documents to which it is party with respect to a series of Bonds covered by a Bond LC are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the

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part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Operative Documents to which it is party with respect to a series of Bonds covered by a Bond LC except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.

(c) Each of the Operative Documents to which the Borrower is a party with respect to a series of Bonds covered by a Bond LC is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(d) No proceeds from the issuance of any Bonds covered by a Bond LC or from any Tender Advance have been or will be used directly or indirectly in connection with the acquisition of in excess of 5% of any class of equity securities that is registered pursuant to Section 12 of the Exchange Act.

(e) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds from the issuance of the Bonds covered by a Bond LC or any Tender Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

(f) Upon the acquisition and delivery of all or a portion of a series of Bonds pursuant to the Pledge Agreement and the related Control Agreement, the liens granted by the Pledge Agreement and such Control Agreement will be duly created and perfected with the priority contemplated by the Pledge Agreement and the Control Agreement.

(g) The information contained in each Official Statement relating to a series of Bonds covered by a Bond LC and all written information provided to the Lenders in connection with this Supplement as of their respective dates is correct in all material respects and does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made in such Official Statement, in light of the circumstances under which they were made, not misleading. The Borrower makes no representation as to information in the Official Statement relating to any Lender and provided by a Lender for inclusion in the Official Statement or summarizing the contents of documents.

(h) Upon the issuance thereof, each of the Bonds covered by a Bond LC will have been duly authorized, authenticated and issued and delivered, and will be the legal, valid and binding obligations of the applicable Issuer, and will not be in default.

(i) The performance of this Supplement and the transactions contemplated herein will not affect the status as exempt from Federal income tax, of interest on the Bonds held by any person

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(other than a person who is a substantial user of the project financed with those Bonds or any person considered to be related to such person (within the meaning of Section 103(b)(13) of the Internal Revenue Code of 1954, as amended, or Section 147(a) of the Code)).

(j) The Mortgage is, and when issued and delivered in connection with the issuance of a series of Bonds covered by a Bond LC, each First Mortgage Bond will be, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or limiting creditors’ rights generally. The issuance of the First Mortgage Bond to the Trustee is not required to be registered under the Securities Act of 1933, as amended. The execution, delivery and performance by the Borrower of the Mortgage are, and when issued and delivered in connection with the issuance of a series of Bonds covered by a Bond LC, each First Mortgage Bond will be, within its corporate powers, have been duly authorized by all necessary corporate action and do not violate any provision of law or any agreement, indenture, note or other instrument binding upon or affecting it or its restated articles of incorporation or by-laws or give cause for acceleration of any of its Debt, except to the extent such violation or acceleration would not, in the aggregate, have a material adverse effect on the value of any First Mortgage Bond or the Mortgaged Property or the enforceability of any First Mortgage Bond or the Mortgage.

(k) All authorizations, approvals and other actions by, and notices to and filings with, all governmental authorities and regulatory bodies required for the due execution, delivery and performance of the Mortgage have been, and when issued and delivered in connection with the issuance of a series of Bonds covered by a Bond LC, each First Mortgage Bond will be, obtained or made and are in full force and effect.

(l) The Mortgage creates in favor of the Mortgage Trustees for the ratable benefit of the holders of each outstanding series of mortgage bonds issued under the Mortgage, including, when issued, the Trustee as holder of the First Mortgage Bond for the related series of Bonds, a legally valid and enforceable first priority security interest in the Mortgaged Property existing as of the date of issuance of such series of Bonds and constitutes a perfected security interest in all such Mortgaged Property, subject to (A) “permitted liens,” as defined in the Mortgage, (B) the terms of the franchises, licenses, easements, leases, permits, contracts and other instruments under which the Mortgaged Property is held or operated, and (C) such other liens, prior rights and encumbrances none of which other liens, prior rights and encumbrances, with minor or insubstantial exceptions, affects from a legal standpoint the security for any First Mortgage Bond or the Borrower’s right to use such properties in its business. The Mortgage conforms to the requirements of the Trust Indenture Act of 1939, as amended.

(m) The Borrower has good title to the Mortgaged Property, subject only to the exceptions set forth in the Mortgage and in paragraph (l) above, none of which materially impairs the use of the property affected thereby for the use intended in the operation of the business of the Borrower and except for defects in title or interest that would not, in the aggregate, have a material adverse effect on the value of the Mortgaged Property.

(n) Upon issuance thereof in connection with a series of Bonds covered by a Bond LC, the First Mortgage Bond will be a bond issued pursuant to, and entitled to the benefit of, the Mortgage and will be authenticated and delivered in accordance with the Mortgage.

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(o) Upon issuance and delivery of the First Mortgage Bond to the Trustee in connection with the issuance of the related series of Bonds covered by a Bond LC and unless the related First Mortgage Bond has been released by the Trustee or the related First Mortgage Bond has been paid in full (A) such First Mortgage Bond will be outstanding (to the extent the related Bonds have not been redeemed), (B) the Trustee will be the holder of such First Mortgage Bond for all purposes under the Mortgage (unless such Trustee transfers such First Mortgage Bond) and (C) such First Mortgage Bond will rank pari passu with all other bonds and instruments issued pursuant to the Mortgage.

(p) The representations and warranties made by the Borrower in the Mortgage are true and correct in all material respects after giving effect to issuance of any Bond LC.

ARTICLE IV

BOND LC COVENANTS OF THE BORROWER

SECTION 4.1 Affirmative Covenants. In addition to the covenants contained in Section 5.01(a) of the Credit Agreement, the Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, any Bond LC remains outstanding or the Commitments have not been irrevocably terminated, the Borrower will, unless the Majority Lenders shall otherwise consent in writing:

(a) Trustee; Official Statement; Remarketing; Substitute Bond LC; Remarketing Agent; Redemption of Bonds; Registration of Bonds.

(i) use the proceeds of the issuance of the Bonds for the purposes set forth in the related Indenture, but in no event for any purpose that would be contrary to Sections 3.1(d) or (e);

(ii) maintain in place a Trustee in accordance with the provisions of each Indenture. Without the prior written approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower will not appoint or permit or suffer to be appointed any successor Trustee; provided, however, that the foregoing shall not apply to an entity that succeeds to all or substantially all of the Trustee’s corporate trust business as a result of a merger, sale of assets or other corporate reorganization;

(iii) not include, or permit to be included, any material or reference relating to any Lender in any Official Statement or any tombstone advertisement, unless such material or reference is approved in writing by such Lender prior to its inclusion therein; and will not distribute, or permit to be distributed or used, any Official Statement unless copies of such Official Statement are furnished to such Lender;

(iv) not suffer or permit the Remarketing Agent to remarket any Bonds covered by a Bond LC at a price less than the principal amount thereof plus accrued interest, if any, thereon to the respective dates of remarketing. Upon written notice from the Administrative Agent that any Remarketing Agent is failing to reprice or remarket the applicable Bonds in the manner contemplated by the Remarketing Agreement (including in the event at any time no person is serving as Remarketing Agent for any Bonds), the Borrower will take all appropriate action available to the Borrower to remedy such failure;

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(v) not substitute another letter of credit for any Bond LC unless prior to or simultaneously with such substitution, there shall be repaid to the Lenders in full in cash all amounts owing hereunder with respect to such Bond LC and such Bond LC shall be cancelled;

(vi) maintain in place a Remarketing Agent in respect of each series of Bonds covered by a Bond LC in accordance with the provisions of the applicable Indenture. Without the prior written approval of the Majority Lenders (which approval shall not be unreasonably withheld), the Borrower will not appoint or permit or suffer to be appointed any successor Remarketing Agent;

(vii) use its reasonable best efforts to cause the Trustee, upon redemption or defeasance of all of a series of Bonds covered by a Bond LC pursuant to any Indenture, to surrender the Bond LC issued in respect of such Bonds to the applicable LC Issuer for cancellation; and

(viii) cause all Bonds covered by a Bond LC which it acquires, or which it has had acquired for its account, to be registered forthwith in accordance with the applicable Indenture in the name of the Borrower or its nominee (the name of any such nominee to be disclosed to the Trustee and the Administrative Agent).

(b) Reporting Requirements. Furnish to the Lenders:

(i) a copy of any notice, certification, demand or other writing or communication given by the Issuer to the Borrower or by the Borrower to the Issuer under or in connection with a series of Bonds covered by a Bond LC or any of the Operative Documents with respect to such series of Bonds, in each case promptly after the receipt or giving of the same; and

(ii) promptly upon becoming aware thereof, notice of the failure by any Remarketing Agent or Trustee to perform any of its material obligations under the Remarketing Agreement or the Indenture relating to a series of Bonds covered by a Bond LC and copies of any notification delivered to or received by it with respect to a downgrade, withdrawal or suspension of the rating assigned by either Fitch, Moody’s or S&P to a series of Bonds covered by a Bond LC.

SECTION 4.2 Negative Covenants. In addition to the covenants contained in Section 5.02 of the Credit Agreement, the Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, any Bond LC remains outstanding or the Commitments have not been irrevocably terminated, the Borrower will not, without the written consent of the Majority Lenders:

(a) Mergers and Consolidations; Disposition of Assets. Merge with or into or consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or permit any Principal Subsidiary to do so, except that (i) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Principal Subsidiary, (ii) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to the Borrower and (iii) the Borrower or any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Person; provided that, in each case, immediately before and after giving effect thereto, no Unmatured Event of Default or Event of Default shall

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have occurred and be continuing and (A) in the case of any such merger, consolidation or transfer of assets to which the Borrower is a party, either (x) the Borrower shall be the surviving entity or (y) the surviving entity shall be an Eligible Successor and shall have assumed all of the obligations of the Borrower under this Supplement and the Credit Agreement and the Operative Documents to which it is a party pursuant to a written instrument in form and substance satisfactory to the Administrative Agent and the Administrative Agent shall have received an opinion of counsel in form and substance satisfactory to it as to the enforceability of such obligations assumed and (B) subject to clause (A) above, in the case of any such merger, consolidation or transfer of assets to which any Principal Subsidiary is a party, a Principal Subsidiary shall be the surviving entity.

(b) Amendment of Agreements. Amend, modify, waive or terminate, or agree to amend, modify, waive or terminate, any Operative Document relating to a series of Bonds covered by a Bond LC or any term or condition thereunder that would in any way adversely affect the Lenders.

(c) Optional Redemption; Purchase. Permit the Issuer to (i) optionally redeem any Bonds of a series covered by a Bond LC (other than Pledged Bonds related to such series) issued under the applicable Indenture prior to redeeming Pledged Bonds for such series in full or (ii) purchase any Bonds of a series covered by a Bond LC in lieu of redemption.

ARTICLE V

BOND LC EVENTS OF DEFAULT

SECTION 5.1 In addition to the “Events of Default” under the Credit Agreement, the occurrence and continuance of any of the following additional events shall be an “Event of Default”:

(a) The Borrower shall fail to pay when due any amount paid by the Administrative Agent, any LC Issuer or any Lender under any Bond LC or any principal of any Tender Advance or shall fail to pay, within three Business Days of the due date thereof, any interest or any fees payable hereunder;

(b) Any representation or warranty made by the Borrower herein, in any Operative Document relating to any Bonds covered by a Bond LC or in any certificate, financial or other statement furnished by the Borrower (or any of its officers) pursuant to the terms of this Supplement or such Operative Document shall prove to have been incorrect or misleading in any material respect when made;

(c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 4.1(a)(i) or (iii) or Section 4.2 or (ii) any other term, covenant or agreement on its part to be performed or observed contained in this Supplement or in any Operative Document to which it is a party relating to any Bonds covered by a Bond LC if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent (which notice shall be given by the Administrative Agent at the written request of any Lender);

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(d) Any material provision of this Supplement or any Operative Document to which the Borrower is a party relating to any Bonds covered by a Bond LC shall at any time for any reason cease to be valid and binding on the Borrower or any Indenture relating to any Bonds covered by a Bond LC shall cease to be valid and binding on the Trustee and the Issuer, or any of such agreements shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower or any governmental authority or regulatory body or the Borrower shall deny that it has any or further liability or obligation under this Supplement or any Operative Document to which the Borrower is a party relating to any Bonds covered by a Bond LC;

(e) the Liens created by the Control Agreements or the Pledge Agreement shall cease to create a Lien on the collateral described therein with the priority purported to be created thereby securing the obligations to the Administrative Agent and the Lenders; or

(f) The occurrence of an “event of default” under and as defined in the Indentures or any other Operative Document to which the Borrower is a party relating to any Bonds covered by a Bond LC.

SECTION 5.2 Remedies Upon an Event of Default. If any Event of Default shall have occurred and be continuing, then, and in any such event, the Administrative Agent may, and upon written instructions from the Majority Lenders, shall, (i) by notice to the Borrower declare all Tender Advances and all interest accrued thereon and all other amounts due hereunder immediately due and payable and, upon such declaration, the same shall become and be immediately due and payable (provided that, upon the occurrence of any Event of Default under Section 6.01(e) of the Credit Agreement, all such amounts shall automatically become and be immediately due and payable) without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (ii) give written notice to the Trustee as contemplated in the applicable Indenture that an Event of Default has occurred with directions for either a mandatory tender or acceleration of all Bonds covered by a Bond LC currently outstanding, (iii) by notice sent to the Borrower, require the immediate deposit of cash collateral in an amount equal to the Maximum Credit Amount for all Bond LCs and all unpaid Tender Advances, and the same shall thereupon become and be immediately due and payable by the Borrower; provided, however, that the Administrative Agent shall cause such cash collateral to be deposited in a separate account which shall not be debited to make any payment directly to a beneficiary of a Bond LC pursuant to a draw by such beneficiary under such Bond LC, and (iv) pursue all remedies available to it at law, by contract, at equity or otherwise, including all remedies under the Pledge Agreement and the Control Agreements. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and any LC Issuer, a security interest in all of the Borrower’s right, title and interest in and to all funds which may from time to time be on deposit in such cash collateral account to secure the prompt and complete payment and performance of the Borrower’s obligations hereunder (including, without limitation, any and all Bond LC Reimbursement Obligations and any other amounts as shall become due and payable by the Borrower to the Lenders or any LC Issuer under this Agreement, the Pledge Agreement or any Control Agreement), and the Administrative Agent may at any time or from time to time after funds are deposited in the such cash collateral account, apply such funds to the payment of any such obligations. All funds on deposit in any cash collateral account shall be invested as required in any tax exemption or arbitrage certificate and agreement among the Borrower, the Issuer and the Trustee applicable to each series of Bonds covered by a Bond LC (each, a “Tax Agreement”), with respect to the investment of Gross Proceeds (as defined in the applicable Tax Agreement).

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ARTICLE VI

BOND LC MISCELLANEOUS

SECTION 6.1 Amendments Relating to Bond LCs. In furtherance of the amendment provisions in Section 8.01 of the Credit Agreement, no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (a) waive any of the conditions specified in Section 2.2, (b) release any of the Pledged Bonds except upon reimbursement for the drawings related to such Pledged Bonds or as otherwise provided in this Supplement or the Pledge Agreement or (c) amend, waive, supplement or otherwise modify this Section 6.1.

ARTICLE VII

BOND LC ADDITIONAL DEFINITIONS

Each of the following terms shall have the meaning set forth below (each such meaning to be equally applicable to both the singular and plural forms of the term defined):

“Bond LC” means, with respect to a series of Bonds, each direct pay letter of credit issued hereunder in connection with such Bonds, in each case as amended or otherwise modified, and “Bond LCs” means all of them collectively.

“Bond LC Fee Letter” means a fee letter, if any, entered into between the Borrower and an LC Issuer in respect of the issuance of Bonds LCs.

“Bond LC Obligations” means, at any time, the sum, without duplication, of (a) the aggregate Maximum Credit Amount under all Bond LCs outstanding at such time, plus (b) the aggregate unpaid amount at such time of all Bond LC Reimbursement Obligations.

“Bond LC Reimbursement Obligations” means the obligations of the Borrower pursuant to Sections 1.1.6 and 1.1.9 of this Supplement and Sections 2.05 and 2.16 of the Credit Agreement with respect to each drawing under a Bond LC and each Tender Advance.

“Bonds” means, collectively, the $343,175,000 aggregate principal amount of Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) issued, or to be issued, to refund the following bonds through the Illinois Finance Authority or its predecessor: $100,000,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2002, $40,000,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2003, $42,200,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2003B, $50,000,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2003C, $19,975,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2003D, $91,000,000 Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2005.

“Control Agreements” means, collectively, the Securities Account Control Agreements by and among the Borrower, the Administrative Agent and the Trustee, as securities intermediary; and “Control Agreement” means any of the foregoing as the context may require.

“Date of Issuance” means, with respect to each Bond LC for any Bonds, the date on which such Bond LC is issued.

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“First Mortgage Bonds” means, collectively, one or more First Mortgage Bonds issued by the Borrower pursuant to a Loan Agreement for a series of Bonds covered by a Bond LC, which has been assigned to, and registered in the name of, the Trustee under the Indenture for such series of Bonds as collateral security for the payment of such series of Bonds; and “First Mortgage Bond” means any of the foregoing as the context may require.

“Indentures” means, collectively, the Bond Indentures between the Issuer and the Trustee, with respect to the Bonds covered by a Bond LC, in each case as amended, restated, supplemented or otherwise modified; and “Indenture” means any of the foregoing as the context may require.

“Issuer” means the Illinois Finance Authority, or any successor authority.

“Liquidity Drawing” shall have the meaning assigned to that term in the Bond LC.

“Loan Agreements” means, collectively, the Loan Agreements between the Issuer and the Borrower, with respect to the Bonds covered by a Bond LC; and “Loan Agreement” means any of the foregoing as the context may require.

“Maximum Credit Amount” means, in respect of the Bond LCs, the aggregate Stated Amount (as defined in the Bond LCs) of all such Bond LCs in effect at any time.

“Mortgage Trustees” means BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank) and D.G. Donovan, and any other successors thereto, as trustees under the Mortgage.

“Mortgaged Property” means all real and personal property of the Borrower from time to time subject to the lien of the Mortgage.

“Official Statement” means, with respect to a series of Bonds, the Official Statement executed in connection with such series of Bonds at the time of issuance thereof, as amended or supplemented, together with the documents incorporated therein by reference.

“Operative Documents” means, with respect to a series of Bonds, such Bonds and the related Indenture, the Supplemental Indenture (including the Mortgage), the First Mortgage Bond, the Loan Agreement, the Pledge Agreement, the Control Agreement, the Remarketing Agreement and each other operative document or instrument delivered in connection with the issuance, sale and securing of such series of Bonds.

“Pledge Agreement” means the Pledge Agreement dated as of May 9, 2008 between the Borrower and the Administrative Agent.

“Pledged Bonds” has the meaning assigned to that term in the Pledge Agreement.

“Remarketing Agent” means the Person appointed as the remarketing agent pursuant to the applicable Remarketing Agreement.

“Remarketing Agreements” means, collectively, the Remarketing Agreements executed by the Borrower and the Remarketing Agents with respect to the Bonds covered by a Bond LC; and “Remarketing Agreement” means any of the foregoing as the context may require.

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“Supplemental Indenture” means, with respect to a series of Bonds, the Supplemental Indenture which supplements the Mortgage to provide for the creation and issuance of the First Mortgage Bond securing such series of Bonds;

“Tender Advance” has the meaning assigned to that term in Section 1.1.6.

“Tender Agent” means, with respect to a series of Bonds, the tender agent at the time serving as such under the Indenture for such series of Bonds.

“Tender Draft” means a Liquidity Drawing under a Bond LC to pay the purchase price of a series of Bonds delivered or deemed delivered to the Trustee, the Tender Agent or the Remarketing Agent pursuant to the Indenture for such series and not remarketed by the Remarketing Agent for such series of Bonds on the date such Bonds are to be purchased.

“Trustee” means the trustee under the Indenture for a series of Bonds, which as of the date of this Agreement is The Bank of New York Trust Company, N.A.

ARTICLE VIII

INCORPORATION INTO CREDIT AGREEMENT

All representations and warranties made under Article III of this Supplement shall be deemed to be representations and warranties made under Section 4.01 of the Credit Agreement and vice versa. All covenants made under Article IV of this Supplement shall be deemed to be covenants made under Article V of the Credit Agreement and vice versa. All Events of Default under Section 5.1 shall be deemed to be Events of Default under Section 6.01 of the Credit Agreement and vice versa.

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EXHIBIT A

Form of Bond LC

IRREVOCABLE DIRECT PAY LETTER OF CREDIT

                    , 2008

**U.S.$                    **

Letter of Credit No.

The Bank of New York Trust Company, N.A.,

as trustee

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

Ladies and Gentlemen:

At the request of Commonwealth Edison Company, a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois (the “Company”), JPMorgan Chase Bank, N.A. (the “Bank”) hereby establishes in favor of The Bank of New York Trust Company, N.A., as Trustee and Tender Agent (collectively, the “Bond Trustee”) acting for the benefit of the holders of the Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project), Series 2008[    ] originally issued in the principal amount of $             (the “Bonds”), pursuant to the Bond Indenture dated as of                     , 2008 between the Illinois Finance Authority, a body politic and corporate of the State of Illinois (the “Issuer”) and the Bond Trustee (as amended and supplemented from time to time in accordance with the terms thereof, being referred to herein as the “Bond Indenture”), this Irrevocable Direct Pay Letter of Credit (this “Letter of Credit”) pursuant to a Credit Agreement dated as of October 3, 2007 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the Bank, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

The Bank hereby irrevocably authorizes the Bond Trustee to draw on the Bank from time to time, from and after the date hereof to and including the earliest to occur of the following (the date of the earliest of such events described below to occur shall be the “Expiration Date”):

(i) the Bank’s close of business on                     , 2009 (the “Scheduled Expiration Date”), or

(ii) the Bank’s close of business on either (A) the date which is five Business Days (as hereinafter defined) following the conversion of all the Bonds to an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture) as such date is specified in a certificate in the form of Exhibit A hereto (the “Conversion Date”), or (B) if the Bank has honored the drawing relating to such conversion and the Letter of Credit is earlier returned by the Bond Trustee to the Bank for cancellation in accordance with the Bond Indenture in connection with such conversion, then the date of such return, or

(iii) the Bank’s close of business on the date which is (A) five (5) Business Days following receipt from the Bond Trustee of a certificate in the form set forth as Exhibit B hereto, or (B) if the Bank has honored the drawing relating to the event described in such certificate and if the event described in such certificate is an event in connection with which, in accordance with the Bond Indenture, the Letter of Credit is earlier returned by the Bond Trustee to the Bank for cancellation, then the date of such return, accompanied by receipt from the Bond Trustee of such certificate, or

(iv) the date on which an Acceleration Drawing is honored by the Bank, or

(v) the Bank’s close of business on the date which is ten (10) calendar days after your receipt of written notice from us in the form set forth as Exhibit L hereto specifying the occurrence of an Event of Default under the Credit Agreement,

a maximum aggregate amount not exceeding [                    ] DOLLARS AND 00/100 (U.S. $[            ]) (the “Original Stated Amount”; with such Original Stated Amount, and each amount to which the same may be permanently reduced in accordance herewith, being the “Stated Amount”) to pay principal of and accrued interest on, or the purchase price of, the $[            ] outstanding principal amount of Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project), Series 2008[    ] (the “Bonds”), which Bonds were issued pursuant to the Bond Indenture, in accordance with the terms hereof (said U.S. $[            ] having been initially calculated to be equal to U.S. $[            ], the principal amount of the Bonds outstanding as of the date hereof, plus U.S. $[            ] which is fifty-three (53) days’ accrued interest on said principal amount of the Bonds calculated at an interest rate of twelve percent (12%) per annum calculated on the basis of actual days elapsed in a year of three hundred sixty five (365) days).

Payments hereunder are available against the following documents (the “Payment Documents”) presented to the Bank at 300 South Riverside Plaza, Standby Letter of Credit Unit, Mail Code IL1-0236, Chicago, Il 60606-0236 as aforesaid, by Tested Telex (at: ITT420120 CMBUI), or by authenticated SWIFT (at: CHASUS33) or by telecopier (at telecopier number (312) 954-6163 or alternately to (312) 954-3140), Attention: Standby Service Unit, without further need of documentation, including the original of this Letter of Credit, it being understood that each Payment Document so submitted is to be the sole operative instrument of drawing. You shall use your best efforts to give telephonic notice of a drawing to the Bank at its Chicago, IL Standby Service Unit, (at: (312) 954-1922 or alternately to 1-800-634-1969, Option 1) on the Business Day preceding the day of such drawing (but such notice shall not be a condition to drawing hereunder and you shall have no liability for not doing so) (or such other office or offices or number or numbers as we may from time to time specify to you in writing):

(i) a certificate in the form attached as Exhibit C hereto to pay accrued interest on the Bonds as provided for under Section 5.02 of the Bond Indenture (an “Interest Drawing”),

(ii) a certificate in the form attached as Exhibit D hereto to pay the principal amount of and, in the event the redemption date (or date of purchase in lieu of redemption) does not coincide with the regularly scheduled interest payment date for the Bonds, accrued interest on the Bonds in respect of any redemption (or purchase in lieu of redemption as provided for in Section 4.01(D) of the Bond Indenture) of the Bonds as provided for in Section 5.04 of the Bond Indenture (a “Redemption Drawing”),

(iii) a certificate in the form attached as Exhibit E hereto, to pay the tender price of Bonds for which you have received a notice from the Remarketing Agent of a nonremarketing, or for which you have not timely received actual remarketing proceeds on the Purchase Date or Mandatory Purchase Date (as such terms are defined in the Bond Indenture), as the case may be, as provided for in Section 4.12(C)(4) of the Bond Indenture (a “Liquidity Drawing”),

(iv) a certificate in the form attached as Exhibit F hereto, to pay the principal of and accrued interest in respect of any Bonds the payment of which has been accelerated pursuant to Section 7.02 of the Bond Indenture (an “Acceleration Drawing”), or

(v) a certificate in the form attached as Exhibit G hereto to pay the principal amount of the Bonds on the date specified in such Bonds as the date on which the principal of such Bonds is due and payable as provided for under Section 5.03 of the Bond Indenture (a “Stated Maturity Drawing”);

each such certificate to state therein that it is given by your duly authorized officer and dated the date such certificate is presented hereunder.

No drawings shall be made under this Letter of Credit for the purpose of making payments on Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture).

The aforesaid certificates shall have all blanks appropriately filled in and shall be signed by an authorized signatory of the Bond Trustee and the aforesaid certificates shall be either in the form of a letter on the letterhead of the Bond Trustee or a communication by telecopy delivered or transmitted to the Bank.

The Bank hereby agrees with the Bond Trustee that all demands for payment made under and in strict conformity with the terms of this Letter of Credit will be duly honored upon delivery of transmission of the appropriate drawing certificate or certificates as specified herein and if presented at the aforesaid office on or before the expiration or termination date hereof. If a demand for payment is made hereunder at or prior to 11:00 a.m. (or, in the case of a Liquidity Drawing in respect of Bonds in a Daily Mode, 12:00 noon), New York City time, on a business day, and provided that such demand for payment conforms to the terms and conditions hereof, payment shall be made on the amount specified in immediately available funds, no later than 2:00 p.m., New York City time, on the same business day. If such demand for payment is made hereunder after 11:00 a.m. (or, in the case of a Liquidity Drawing in respect of Bonds in a Daily Mode, 12:00 noon), New York City time, on a business day, and provided that such demand for payment conforms to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds, no later than 12:00 noon, New York City time on the next succeeding business day. Payment under this Letter of Credit shall be made by wire transfer of immediately available funds to the Bond Trustee, The Bank of New York, ABA 021000018, Acct. No. 111-565, Further Credit: TAS 109658, Ref: IFA ComEd08F, telephone number: (312) 827-8529, telecopier number: (312) 827-8522, Attention: Daniel Marroquin. Such account, telephone number and telecopier number may be changed only by presentation to the Bank of a letter in form satisfactory to the Bank specifying a different account, telephone number or telecopier number, as the case may be, of the Bond Trustee and executed by the Bond Trustee. If a demand for payment is not effected in conformity with this Letter of Credit, the Bank shall notify the Bond Trustee to that effect by telecopy, with telephone confirmation to such telephone numbers designated by the Bond Trustee to the Bank, and the Bond Trustee may attempt to correct any such nonconforming demand for payment to the extent that the Bond Trustee is entitled to do so. As used in this Letter of Credit, “business day” shall mean any day which is not (i) a Saturday or Sunday, (ii) any day on which commercial banks located in the city or cities in which the designated corporate trust office of the Bond Trustee, the principal office of the Remarketing Agent (as defined in the Bond Indenture) or the office of the Bank at which demands for draws on this Letter of Credit are authorized by law to close and are closed or (iii) any day on which The New York Stock Exchange is closed.

The “Stated Amount” of this Letter of Credit shall be automatically and permanently reduced from time to time as of the next business day following the date of our receipt of a certificate of the Bond Trustee in the form of Exhibit H hereto (appropriately completed) to the amount specified in such certificate as the amount to which the Stated Amount is to be so reduced. Also, upon receipt by the Bank of a Certificate of the Bond Trustee in the form of Exhibit D to the Letter of Credit in connection with a Redemption Drawing, the Bank will automatically and permanently reduce the Stated Amount by the amount (if any) specified in such certificate as a decline in the amount of necessary excess interest coverage resulting from the partial redemption of Bonds effected through such Redemption Drawing (and taking into account the non-reinstatement, as described in the next succeeding paragraph, of that portion of any Interest Drawing which may have been effected to pay interest on Bonds being redeemed through such Redemption Drawing). Upon any such permanent reduction of the Stated Amount of this Letter of Credit, the Bank may deliver to the Bond Trustee a substitute letter of credit in exchange for this Letter of Credit or an amendment to this Letter of Credit in the form of Exhibit I hereto (appropriately completed) to reflect any such reduction. If the Bank delivers to the Bond Trustee such a substitute letter of credit, the Bond Trustee shall simultaneously surrender to the Bank for cancellation the Letter of Credit then in its possession.

The amount available to be drawn hereunder at any particular time (the “Available Amount” of this Letter of Credit) shall be the Stated Amount from time to time (i) less the amount of all reductions (as provided for below) pursuant to Interest, Redemption, Liquidity, Acceleration or Stated Maturity Drawings occurring since the later of the date hereof and the effective date of the last reduction in the Stated Amount, and (ii) plus the amount of all reinstatements as below provided, likewise occurring since the later of the date hereof and the effective date of the last reduction in the Stated Amount.

The Available Amount of this Letter of Credit will be reduced automatically by the amount of any drawing hereunder; provided, however, that the amount of any Interest Drawing hereunder shall be automatically reinstated effective the opening of business on the eleventh (11th) calendar day after the date the Bank honors such drawing, unless the Bond Trustee shall have received written notice from the Bank (which notice may be by facsimile transmission) within ten (10) calendar days after the date the Bank honors such drawing that an Event of Default has occurred under the Credit Agreement and directing either an acceleration of the maturity of the Bonds or a mandatory tender of the Bonds; and provided further, however, that the portion of any Interest Drawing (as indicated on the related certificate in the form of Exhibit C) made to pay interest on Bonds being concurrently redeemed through a Redemption Drawing shall not be so reinstated. Also, to the extent the Available Amount is reduced as contemplated in the preceding sentence due to payment by the Bank of a Liquidity Drawing, the Available Amount will be automatically reinstated, upon receipt by the Bank of Exhibit M, concurrently with the receipt by the Bank, or the Bond Trustee on behalf of the Bank, of the purchase price of Bonds (or portions thereof) previously purchased with the proceeds of a Liquidity Drawing, and which have been remarketed pursuant to the Bond Indenture, such reinstatement to be in an amount equal to the Original Purchase Price of such Bonds (or portions thereof) as have been remarketed. “Original Purchase Price” shall mean the principal amount of any Bond purchased with the proceeds of a Liquidity Drawing plus the amount of accrued interest thereon paid upon the purchase of such Bond with the proceeds of any such drawing.

Prior to the Expiration Date, the Bank may (but is not obligated to) extend the Scheduled Expiration Date from time to time at the request of the Company by delivering to the Bond Trustee an amendment to this Letter of Credit in the form of Exhibit K hereto designating the date to which the Scheduled Expiration Date is being extended. Each reference to the Scheduled Expiration Date herein and in any other document shall be deemed to be references to the date designated as the new Scheduled Expiration Date in such notice. Any date to which the Scheduled Expiration Date has been extended as herein provided may itself be extended in a like manner.

Upon the Expiration Date this Letter of Credit shall automatically terminate, and the Bond Trustee agrees to promptly deliver the same to the Bank for cancellation.

This Letter of Credit is transferable in whole only to any successor as Bond Trustee and may not be transferred under any other circumstances. Any such transfer (including any successive transfer) shall be effective upon receipt by the Bank of a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Exhibit J hereto (which shall be conclusive evidence of such transfer), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor’s place; provided that, in such case, any certificates of the Bond Trustee to be provided hereunder shall be signed by one who states therein that he is a duly authorized officer or agent of the transferee.

This Letter of Credit may not be transferred to any person with which U.S. persons are prohibited from doing business under U.S. Foreign Assets Control Regulations or other applicable U.S. laws and regulations.

Communications with respect to this Letter of Credit shall be addressed to us at the address of the Bank above, specifically referring to the number of this Letter of Credit (or such other address, person or department as we may from time to time specify to you in writing).

This Letter of Credit is issued subject to the International Standby Practices 1998 (“ISP98”). This Letter of Credit shall be deemed to be issued under the laws of the State of New York and shall, as to matters not governed by ISP98, be governed by and construed in accordance with the laws of such State.

All payments made by the Bank hereunder shall be made from its own funds; in no event shall such payment be made with funds obtained from the Company.

This Letter of Credit sets forth in full the terms of the Bank’s undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.

JPMORGAN CHASE BANK, N.A.

By:
Title:

EXHIBIT A

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF CONVERSION DATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

Reference is hereby made to that certain Letter of Credit No.              dated                      200     (the “Letter of Credit”), which has been established on behalf of Commonwealth Edison Company in favor of The Bank of New York Trust Company, N.A., as Bond Trustee under the Bond Indenture.

The undersigned hereby certifies and confirms that the Bonds have been converted to a/an [Indexed Rate] [Term Rate] [Commercial Paper Rate] [Fixed Rate]* on [insert date] and, accordingly, said Letter of Credit shall terminate five business days following such date in accordance with its terms. All defined terms used herein which are not otherwise defined herein shall have the same meaning as in the Letter of Credit.

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

* insert appropriate statement

EXHIBIT B

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF TERMINATION

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

Reference is hereby made to that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), which has been established in our favor, as trustee for the Bonds (as defined in the Letter of Credit).

The undersigned hereby certifies and confirms that [no Bonds (as defined in the Letter of Credit) remain Outstanding within the meaning of the Bond Indenture (as defined in said Letter of Credit)] [all drawings required to be made under the Bond Indenture and available under the Letter of Credit have been made and honored] [a Substitute Credit Facility (as such term is defined in the Bond Indenture) has been delivered to the Bond Trustee to replace the Letter of Credit in accordance with the Bond Indenture and such Substitute Credit Facility is in effect] [the Bond Trustee is required to terminate the Letter of Credit in accordance with the terms of the Bond Indenture]* and, accordingly, said Letter of Credit shall be terminated in accordance with its terms.

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

* insert appropriate statement

EXHIBIT C

to

LETTER OF CREDIT

            ,

Letter of Credit No.

INTEREST DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing in the amount of $             under the Letter of Credit pursuant to the Bond Indenture with respect to the payment of interest due on all Bonds outstanding on the Interest Payment Date occurring on [insert applicable date] (the “Payment Date”) other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture).

3. The amount of the drawing is equal to the amount required to be drawn by the Beneficiary pursuant to Section 5.02 of the Bond Indenture.

4. The amount of the drawing made by this Certificate was computed in compliance with the terms of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount (as defined in the Letter of Credit) of the Letter of Credit as presently in effect.

5. $             of the amount of the drawing made by this Certificate is to be applied to the payment of interest due on a portion of the outstanding Bonds being redeemed pursuant to a concurrent Redemption Drawing, the redemption date of which coincides with the Interest Payment Date referred to in paragraph (2) above.*

*	To be included in Certificate only if applicable in the circumstances described.

IN WITNESS WHEREOF, this Certificate has been executed this      day of                     ,         .

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT D

to

LETTER OF CREDIT

            ,

Letter of Credit No.

REDEMPTION DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing in the amount of $             under the Letter of Credit pursuant to Section 5.04 of the Bond Indenture.

3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture) to be redeemed (or purchased in lieu of redemption as provided for in Section 4.01(D) of the Bond Indenture) by or on behalf of the Company pursuant to Section 4.01 of the Bond Indenture on [insert applicable date] (the “Redemption Date”), plus (ii) in the event such date does not coincide with a regularly scheduled Interest Payment Date, interest accrued on such Bonds from the immediately preceding Interest Payment Date (as defined in the Bond Indenture) to the Redemption Date.

(b) Of the amount stated in paragraph 2 above:

(i) $             is demanded in respect of the principal amount of the Bonds referred to in subparagraph (a) above; and

(ii) $             is demanded in respect of accrued interest on such Bonds.

4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

5. The Bank is hereby instructed following the honor of this drawing, and in accordance with the terms of the Letter of Credit, to permanently reduce the amount otherwise available for drawing under the Letter of Credit by $             [insert applicable amount] which amount represents the amount of excess interest coverage under the Letter of Credit (computed in respect of the outstanding principal amount of the Bonds at an assumed interest rate of      percent (    %) per annum for a period of      days) no longer necessary as a result of the redemption (or purchase in lieu of redemption) of Bonds with the proceeds of the drawing made by this Certificate, and, if applicable, taking into account any permanent reduction in the Available Amount occasioned by the payment of accrued interest on such redeemed (or purchased in lieu of redemption) Bonds through an Interest Drawing (as defined in the Letter of Credit) and not through the drawing effected by this Certificate.

IN WITNESS WHEREOF, this Certificate has been executed this      day of                     ,         .

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT E

to

LETTER OF CREDIT

            ,

Letter of Credit No.

LIQUIDITY DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing under the Letter of Credit in the amount of $             with respect to Bonds tendered pursuant to Section [4.06][4.08][4.10]* of the Bond Indenture, [which the Beneficiary has been informed were not remarketed][remarketing proceeds for which were not timely received by the Bond Trustee]** on [insert applicable date] (the “Purchase Date”).

3. (a) The amount of the drawing is equal to (i) the principal amount of Bonds, other than Pledged Bonds (as defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Commercial Paper Rate, a Term Rate or a Fixed Rate (as each such term is defined in the Bond Indenture), for which [the Bond Trustee has received a notice from the Remarketing Agent of a nonremarketing][the Bond Trustee has not timely received actual remarketing proceeds on the Purchase Date]*** as provided for in Section 4.12(C)(4) of the Bond Indenture, plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date to the Purchase Date.

(b) Of the amount stated in paragraph (2) above:

*	insert appropriate section
**	insert appropriate statement
***	insert appropriate statement

(i) $             is demanded in respect of the principal portion of the purchase price of the Bonds referred to in subparagraph (2) above; and

(ii) $             is demanded in respect of payment of the interest portion of the purchase price of such Bonds.

4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit as presently in effect.

5. The Beneficiary will register or cause to be registered in the name of the Company, but with the Administrative Agent registered as pledgee, upon payment of the amount drawn hereunder, Bonds in the principal amount of the Bonds being purchased with the amounts drawn hereunder and will deliver such Bonds to the Bond Trustee; provided, however, if The Depository Trust Company or its nominee, or a similar securities depository, is the registered owner of all Bonds, the Beneficiary acknowledges that it will cause the security interest of the Administrative Agent to be recorded by such depository on its books or, if the Beneficiary is a participant with respect to such depository, on its own books.

IN WITNESS WHEREOF, this Certificate has been executed this      day of                     ,         .

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT F

to

LETTER OF CREDIT

            ,

Letter of Credit No.

ACCELERATION DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. An Event of Default has occurred under subsection [insert subsection] of Section 7.01 of the Bond Indenture, and the Bond Trustee has declared the principal of and accrued interest on all Bonds then outstanding immediately due and payable. The Beneficiary is entitled to make this drawing in the amount of $             under the Letter of Credit pursuant to Section 7.02 of the Bond Indenture.

3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds, other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture), outstanding on [insert date of acceleration] (the “Acceleration Date”) plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date to the Acceleration Date.

(b) Of the amount stated in paragraph 2 above:

(i) $             is demanded in respect of the principal of the Bonds referred to in subparagraph (a) above; and

(ii) $             is demanded in respect of accrued interest on such Bonds.

4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and does not exceed the Available Amount of the Letter of Credit.

IN WITNESS WHEREOF, this Certificate has been executed this      day of                     ,         .

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT G

to

LETTER OF CREDIT

            ,

Letter of Credit No.

STATED MATURITY DRAWING CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. The Beneficiary is entitled to make this drawing in the amount of $             under the Letter of Credit pursuant to Section 5.03 of the Bond Indenture. The amount of this drawing is equal to the principal amount of Bonds with a Maturity Date (as such term is defined in the Letter of Credit) on [insert date], other than Pledged Bonds (as defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate (as each such term is defined in the Bond Indenture).

3. The amount of this drawing made by this Certificate was computed in compliance with the terms and conditions of the Bond Indenture and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

IN WITNESS WHEREOF, this Certificate has been executed this      day of                     ,         .

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT H

to

LETTER OF CREDIT

            ,

Letter of Credit No.

REDUCTION CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned individual, a duly authorized officer of The Bank of New York Trust Company, N.A. (the “Beneficiary”), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. (the “Bank”) in favor of the Beneficiary; (ii) those certain Bonds (as defined in the Letter of Credit); and (iii) that certain Bond Indenture (as defined in the Letter of Credit):

1. The Beneficiary is the Bond Trustee under the Bond Indenture.

2. Upon receipt by the Bank of this Certificate, the Stated Amount (as defined in the Letter of Credit) shall be reduced by $            , and the Stated Amount shall thereupon equal $            , all in accordance with the provisions of the Bond Indenture.

IN WITNESS WHEREOF, this Certificate has been executed this      day of                     ,         .

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT I

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF AMENDMENT

The Bank of New York Trust Company, N.A.

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

Dear Sirs:

Reference is hereby made to that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Letter of Credit and Credit Agreement dated as of October 3, 2007, as amended, restated, supplemented or otherwise modified, by and among Commonwealth Edison Company, us, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent, the Stated Amount of the Letter of Credit has been reduced to $            .

This letter should be attached to the Letter of Credit and made a part thereof.

JPMORGAN CHASE BANK, N.A.

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT J

to

LETTER OF CREDIT

            ,

Letter of Credit No.

TRANSFER CERTIFICATE

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

Dear Sirs:

Reference is made to that certain Letter of Credit No.              dated                     , 200     which has been established by the Bank in favor of the Bank of New York Trust Company, N.A.

We, the undersigned “Transferor”, hereby irrevocably transfer all of our rights to draw under the above referenced Letter of Credit (“Credit”) in its entirety to:

NAME OF TRANSFEREE
(Print Name and complete address of the Transferee) “Transferee”

ADDRESS OF TRANSFEREE

CITY, STATE/COUNTRY ZIP

In accordance with ISP98, Rule 6, regarding transfer of drawing rights, all rights of the undersigned Transferor in such Credit are transferred to the Transferee, who shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the undersigned Transferor.

The original Credit, including amendments to this date, is attached and the undersigned Transferor requests that you endorse an acknowledgment of this transfer on the reverse thereof. The undersigned Transferor requests that you notify the Transferee of this Credit in such form and manner as you deem appropriate, and the terms and conditions of the Credit as transferred. The undersigned Transferor acknowledges that you incur no obligation hereunder and that the transfer shall not be effective until you have expressly consented to effect the transfer by notice to the Transferee.

If you agree to these instructions, please advise the Transferee of the terms and conditions of this transferred Credit and these instructions.

Transferor represents and warrants to Transferring Bank that (i) our execution, delivery, and performance of this request to Transfer (a) are within our powers (b) have been duly authorized (c) constitute our legal, valid, binding and enforceable obligation (d) do not contravene any charter provision, by-law, resolution, contract, or other undertaking binding on or affecting us or any of our properties (e) do not require any notice, filing or other action to, with, or by any governmental authority (f) the enclosed Credit is original and complete, (g) there is no outstanding demand or request for payment or transfer under the Credit affecting the rights to be transferred, (h) the Transferee’s name and address are correct and complete and the Transferee’s use of the Credit as transferred and the transactions underlying the Credit and the requested Transfer do not violate any applicable United States or other law, rule or regulation.

The Effective Date shall be the date hereafter on which Transferring Bank effects the requested transfer by acknowledging this request and giving notice thereof to Transferee.

WE WAIVE ANY RIGHT TO TRIAL BY JURY THAT WE MAY HAVE IN ANY ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS TRANSFER.

This Request is made subject to ISP98 and is subject to and shall be governed by Article 5 of the Uniform Commercial Code of the State of        , without regard to principles of conflict of laws.

Sincerely yours,

(Print Name of Transferor)

(Transferor’s Authorized Signature)

(Print Authorized Signers Name and Title)

(Telephone Number/Fax Number)

Acknowledged:

(Print Name of Transferee)

(Transferee’s Authorized Signature)

(Print Authorized Signers Name and Title)

(Telephone Number/Fax Number)

EXHIBIT K

to

LETTER OF CREDIT

            ,

Letter of Credit No.

NOTICE OF AMENDMENT

The Bank of New York Trust Company, N.A.

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

Dear Sirs:

Reference is hereby made to that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Credit Agreement dated as of October 3, 2007, as amended, restated, supplemented or otherwise modified, by and among Commonwealth Edison Company, us, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent, the Scheduled Expiration Date of the Letter of Credit has been extended to                     ,                 .

This letter should be attached to the Letter of Credit and made a part thereof.

JPMORGAN CHASE BANK, N.A.

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena

EXHIBIT L

to

LETTER OF CREDIT

            ,

Letter of Credit No.

EVENT OF DEFAULT NOTICE

The Bank of New York Trust Company, N.A.

2 North LaSalle Street

Suite 1020

Chicago, Illinois 60602

Attention: Municipal Department

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Dear Sirs:

Reference is hereby made to that certain Letter of Credit No.              dated                     , 200     (the “Letter of Credit”; any other defined terms used herein having their respective meanings set forth in the Letter of Credit), established by the Bank in your favor as Beneficiary. We hereby notify you that [an Event of Default under the terms of the Credit Agreement has occurred] [an Event of Default under the terms of the Credit Agreement has occurred and the Letter of Credit will not be reinstated]*. Accordingly, the Letter of Credit shall terminate ten (10) days after your receipt of this notice.

We hereby direct you [to cause pursuant to Section 4.10 of the Bond Indenture the mandatory tender of all Bonds (other than Pledged Bonds (as such term is defined in the Credit Agreement) or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate) currently outstanding] [to cause pursuant to Section 7.02 of the Bond Indenture the acceleration of all Bonds (other than Pledged Bonds or Bonds bearing interest at an Indexed Rate, a Term Rate, a Commercial Paper Rate or a Fixed Rate) currently outstanding]*.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
[Title of Authorized Officer]

*	select one of the bracketed clauses
*	select one of the bracketed clauses

EXHIBIT M

to

LETTER OF CREDIT

            ,

Letter of Credit No.

CERTIFICATE FOR REINSTATEMENT OF LIQUIDITY DRAWING

JPMorgan Chase Bank, N.A.

300 South Riverside Plaza

Mail Code IL1-0236

Chicago, IL 60606-0236

Attn: Standby Letter of Credit Unit

The undersigned hereby CERTIFIES to JPMorgan Chase Bank, N.A. (the “Bank”) with reference to the Bank’s Letter of Credit No.              dated                     , 200     (the “Letter of Credit”; the terms “Bond Indenture” and “Bonds” used herein having their respective meanings set forth in the Letter of Credit) that:

1. The undersigned is the Bond Trustee under the Bond Indenture.

2. In accordance with the provisions of the Bond Indenture, the Bond Trustee has demanded and received payment under the Letter of Credit in the amount of $            , which amount the Bond Trustee has used solely to pay the purchase price of Bonds tendered or deemed tendered to the Bond Trustee for purchase in accordance with Section [specify section] of the Bond Indenture.

3. Such Bonds, so purchased by the Bond Trustee have been successfully remarketed and therefore the Letter of Credit must be reinstated by $             to a new balance of $            .

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate this      day of                     ,         .

The Bank of New York Trust Company, N.A., as Bond Trustee

By:
[Title of Authorized Officer]

cc:	JPMorgan Chase Bank, N.A.,
as Administrative Agent
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Rebecca Camarena